UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 11, 2016

Date of Report (Date of earliest event reported)

ABBOTT LABORATORIES

(Exact name of registrant as specified in its charter)

Illinois	1-2189	36-0698440
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

100 Abbott Park Road

Abbott Park, Illinois 60064-6400

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (224) 667-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

On July 11, 2016, Abbott Laboratories, an Illinois corporation (“Abbott”), and St. Jude Medical Inc., a Minnesota corporation (“St. Jude Medical”), each received a request for additional information from the United States Federal Trade Commission (the “FTC”) relating to Abbott’s potential acquisition of St. Jude Medical.  The effect of these requests, which were issued under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), is to extend the waiting period imposed by the HSR Act until 30 days after Abbott and St. Jude Medical have substantially complied with the requests, unless the period is extended voluntarily by the parties or terminated sooner by the FTC.

— Private Securities Litigation Reform Act of 1995 —

A Caution Concerning Forward-Looking Statements

Some statements in this Form 8-K may be forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995. Abbott cautions that these forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. Among other risks, there can be no guarantee that the acquisition of St. Jude Medical will be completed or when it will be completed, or that the expected benefits of the acquisition will be realized. Economic, competitive, governmental, technological and other factors that may affect Abbott’s operations are discussed in Item 1A, “Risk Factors,” to its Annual Report on Securities and Exchange Commission Form 10-K for the year ended Dec. 31, 2015, and are incorporated by reference. Abbott undertakes no obligation to release publicly any revisions to forward-looking statements as a result of subsequent events or developments, except as required by law.

Important Additional Information

In connection with the proposed transaction, Abbott has filed a registration statement on Form S-4, which will include a document that serves as a prospectus of Abbott and a proxy statement of St. Jude Medical (the “proxy statement/prospectus”), and each party will file other documents regarding the proposed transaction with the U.S. Securities and Exchange Commission (the “SEC”). The registration statement has not yet become effective.  Investors and security holders of St. Jude Medical are urged to carefully read the entire registration statement and proxy statement/prospectus and other relevant documents filed with the SEC when they become available, because they will contain important information. Following the registration statement having been declared effective by the SEC, a definitive proxy statement/prospectus will be sent to St. Jude Medical’s shareholders. Investors and security holders will be able to obtain the registration statement and the proxy statement/prospectus free of charge from the SEC’s website or from Abbott or St. Jude Medical as described in the paragraphs below.

The documents filed by Abbott with the SEC may be obtained free of charge at Abbott’s website at www.abbott.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Abbott by requesting them by mail at Abbott Laboratories, 100 Abbott Park Road, Abbott Park, IL 60064-6400, Attention: Investor Relations, or by telephone at (224) 667-8945.

The documents filed by St. Jude Medical with the SEC may be obtained free of charge at St. Jude Medical’s website at www.sjm.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from St. Jude Medical by requesting them by mail at St. Jude Medical, One St. Jude Medical Drive, St. Paul, MN 55117, Attention: Investor Relations, or by telephone at (651) 756-4347.

Participants in the Solicitation

St. Jude Medical, Abbott and certain of their directors, executive officers and employees may be deemed participants in the solicitation of proxies from St. Jude Medical shareholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of St. Jude Medical in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, set forth in the proxy statement/prospectus when it is filed with the SEC. Information about the directors and executive officers of

Abbott and their ownership of Abbott common shares is set forth in the definitive proxy statement for Abbott’s 2016 annual meeting of shareholders, as previously filed with the SEC on March 18, 2016. Information about the directors and executive officers of St. Jude Medical and their ownership of St. Jude Medical common shares is set forth in the definitive proxy statement for St. Jude Medical’s 2016 annual meeting of shareholders, as previously filed with the SEC on March 22, 2016. Free copies of these documents may be obtained as described in the paragraphs above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBOTT LABORATORIES

Date: July 12, 2016	By:	/s/ Brian B. Yoor
Brian B. Yoor
Senior Vice President, Finance and
Chief Financial Officer